UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Retirement I 2045 Fund–I Class	May 31, 2020
TRPKX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE RETIREMENT I FUNDS

HIGHLIGHTS

■	The Retirement I Funds produced positive returns in the 12-month period ended May 31, 2020. The funds outpaced their Lipper peer group averages but underperformed their respective combined index portfolios.

■	Exposure to diversifying sectors not included in the benchmarks detracted, while tactical decisions in the funds contributed to relative performance. Security selection was mostly positive, with a modest negative impact in a few shorter-dated funds.

■	We ended the period with a modest overweight to equities and moved from an underweight in U.S. stocks to a neutral position, given a relatively more defensive profile. Among international stocks, we trimmed our overweight to emerging markets equities. Within fixed income, we increased our allocation to high yield bonds, added to floating rate loans, and modestly increased our exposure to U.S. dollar-hedged international bonds. These increases were largely funded by a rotation out of U.S. Treasuries, which performed very well during the recent sell-off.

■	As global economies emerge from the depths of the coronavirus-induced contraction, we believe that broad diversification across asset classes, regions, and sectors—as well as our ability to actively adjust allocations to enhance the Retirement I Funds’ risk/reward profiles—should benefit our investors over time across a range of market and economic environments.

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CIO Market Commentary

Dear Shareholder

Financial markets recorded mixed results during your fund’s fiscal year, the 12-month period ended May 31, 2020, as the spread of the coronavirus disrupted global economies. Although stocks and bonds experienced extraordinary volatility, historic levels of fiscal and monetary stimulus helped mitigate the losses.

As we entered January, the outlook for 2020 appeared promising. China and the U.S. completed a phase one trade deal that lowered some tariffs, and central bank stimulus in the second half of 2019 appeared to position the economy for further growth. However, market sentiment began to shift amid news of a coronavirus outbreak in China’s Hubei province.

Although the effect was initially muted, with the S&P 500 Index advancing to a record high on February 19, stocks began falling as the virus spread outside China. The major indexes continued their slide as cases mounted in the U.S. and New York City became the epicenter of the pandemic. Governments throughout the world issued stay-at-home orders to contain the virus, and some sectors, such as travel, restaurants, and shopping malls, nearly came to a halt.

Over 40 million Americans filed unemployment claims during the last 10 weeks of the period, and many measures of economic activity, including retail sales and industrial production, experienced record-setting declines. By March 23, the S&P 500 Index had fallen by about a third from the start of the year.

In response to the rapid economic contraction, global central banks took bold accommodative steps, and many governments around the world passed emergency spending packages. The Federal Reserve cut its short-term lending rate to near zero and began purchasing government and corporate bonds to stimulate the economy and supply liquidity in the fixed income market. As a result, the Fed’s balance sheet increased by nearly $3 trillion in three months.

The federal government also provided trillions of dollars in fiscal help in the form of direct payments to many Americans, expanded unemployment insurance, and subsidies to sectors, such as transportation and health care, that had been directly impacted by the pandemic. Boosted by the support, most sectors recouped some of their losses—and the Nasdaq index moved back into positive territory for the year—by the end of May.

For the 12-month period, U.S. large- and mid-cap growth stocks produced robust returns and outperformed small-caps and value shares, which lost ground. Technology and health care stocks performed best within the S&P 500, while energy stocks plunged in response to falling oil prices. A stronger U.S. dollar generally weighed on returns for U.S. investors in foreign securities, but non-U.S. markets were broadly mixed. Japanese stocks posted solid gains, while some emerging regions suffered substantial losses.

In the fixed income universe, Treasuries were the top performers as yields dropped to record lows during the period, and other U.S. investment-grade bonds were also generally positive. High yield bonds finished lower as the default rate in the sector rose to a 10-year high amid the economic downturn.

By the end of the period, markets were encouraged as local governments began to roll back shutdown orders and pharmaceutical companies were focused on developing treatments and a vaccine for the coronavirus. While we are hopeful that a recovery has begun, it is difficult to gauge just how long the acute economic disruption might last. With so much uncertainty still surrounding the pandemic, it is possible that the time frame for returning to a “normalized” environment could be longer than anticipated.

Our portfolio managers are mindful that extreme market dislocations provide opportunities but also present risks, and careful analysis will be required to seek out quality companies that have the financial strength, competitive position, and capable managements to survive the crisis and perhaps emerge even stronger.

We will be carefully monitoring developments, and I believe that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well in this uncertain environment.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The funds seek the highest total return over time consistent with an emphasis on both capital growth and income.

FUND COMMENTARY

How did the funds perform in the past 12 months?

The Retirement I Funds generated positive absolute returns for the period. The funds outpaced their Lipper peer group averages but underperformed their respective combined index portfolios. (Past performance cannot guarantee future results.)

What factors influenced the funds’ relative performance?

Exposure to sectors and asset classes that are not included in the funds’ combined index portfolios detracted from relative performance. Among equities, the inclusion of real assets stocks weighed on relative results as demand shocks driven by the coronavirus pandemic and the subsequent decline in economic activity weighed heavily on energy prices. However, a favorable underweight to the sector helped to partly mitigate the negative impact. Among fixed income, exposure to high yield bonds, emerging markets bonds, and the Dynamic Global Bond Fund hurt relative returns amid investor preference for perceived safe-haven assets, but exposure to long-term U.S. Treasuries, which delivered strong double-digit returns during a period of extreme market volatility, added value.

For most of the funds, security selection contributed to relative performance as many of our underlying strategies outperformed their respective benchmarks. Most notably, our three small-cap stock strategies, as well as our international developed value and core components, meaningfully outpaced their benchmarks. The positive contribution was, however, partly offset by underperformance in the core investment-grade bond allocation and the U.S. large-cap growth stock strategy.

Tactical decisions to overweight and underweight various asset classes added value. As previously mentioned, our underweight to real assets proved beneficial, as the sector trailed global equities. We took the opportunity to incrementally lean into equities during the coronavirus-induced sell-off. As a result, we were overweight to equities as markets recovered, which boosted relative performance. Our overweight to U.S. large-cap growth equities—which significantly outperformed U.S. large-cap value equities—also helped returns. Conversely, our underweight to long-term U.S. Treasuries and overweight to small-cap equities detracted.

How are the funds positioned?

In late 2019, we increased our allocation to equities relative to bonds against a backdrop of stabilizing global growth and improving U.S.-China trade negotiations. As equity markets sold off in late February into March due to the coronavirus pandemic, we incrementally added to our exposure, given attractive stock valuations. However, given the velocity and magnitude of the recent rebound, we have moderated our overweight to equities to take some risk off the table.

Stocks
On a regional basis, we moved from an underweight to U.S. equities to a neutral position relative to international stocks. The U.S. market has a more defensive profile, given higher exposure to the technology and communications sectors, which have proven to be more resilient in the current environment. U.S. equities may be better positioned to benefit from a rebound in growth buoyed by unprecedented fiscal and monetary stimulus, while international equities are facing notable headwinds as fragile economies are likely to experience a prolonged contraction amid the pandemic. Outside the U.S., we trimmed our overweight to emerging markets equities. With the notable exception of China, developing countries face challenges containing the coronavirus and have limited tools to support growth.

In the U.S., we remain overweight to growth stocks versus value stocks. Secular growth companies have held up in the sell-off and are less sensitive to the broad macroeconomic environment, unlike more cyclically exposed value-oriented equities. We moderated our overweight to U.S. small-cap equities, given their higher exposure to consumer spending and limited balance sheet flexibility relative to U.S. large-caps. Larger companies may be better positioned to weather an economic downturn, but they are vulnerable to global supply chain disruptions.

Among international equities, we moved to a neutral allocation between growth stocks and value stocks. International growth stocks have benefited from their higher quality and defensive characteristics, but trade and supply chain disruptions are concerns. Despite their cheap valuations, international value stocks face headwinds given deteriorating growth, low interest rates, and commodities oversupply.

We remain underweight to inflation-sensitive real assets equities. The structural oversupply in the energy sector is a concern. While stabilization in China’s growth outlook due to containment may favor commodities, disruptions due to the outbreak may linger for months.

Bonds
Yields for U.S. investment-grade bonds remain near record lows, with the Fed likely on hold indefinitely. We increased our position in high yield bonds, as credit spreads remain at attractive levels. High yield bonds could deliver equity-like returns postcrisis with lower overall volatility. We increased our overweight to floating rate bank loans, which sold off, leaving spreads at historically attractive levels. Floating rate loans also have less exposure to the energy sector and higher standing in the capital structure.

We modestly increased our exposure to currency-hedged nondollar bonds prior to the sell-off and are now modestly overweight. On a U.S. dollar-hedged basis, nondollar bond yields are attractive for U.S.-based investors and are anchored by aggressive central bank policies in response to the pandemic. We are overweight to emerging markets bonds, focusing on select opportunities among distressed areas.

What is portfolio management’s outlook?

The financial impact of the coronavirus pandemic has reverberated across asset classes and regions, as the economic effect of extensive government-enforced social distancing measures and the subsequent halt in global economic activity drove extreme market volatility in recent months. The velocity of the market decline and subsequent rebound are, however, unparalleled as global markets have shrugged off alarming economic data with the hopes that a swift recovery will ensue as commercial activities resume. The optimistic investor sentiment has driven the rally in risk assets, but we remain cautious. While today’s economy is not plagued by the structural challenges of prior recessions, it is unclear whether markets will continue to disregard the negative data should additional shocks materialize. Meanwhile, several industries face an uncertain future postcrisis as their reduced profitability may be unable to sustain their debt obligations, and renewed U.S.-China tensions could threaten a sustained recovery.

We believe that policymakers are now more coordinated in their responses to stem the impacts of the pandemic on the global economy. The Federal Reserve and other major central banks have taken unprecedented steps to counter economic and market liquidity concerns by lowering interest rates and pledging a renewal of quantitative easing measures. The U.S. and several other countries are also implementing fiscal stimulus measures to support their economies. The aggressive measures taken by policymakers are, in our view, important for providing stability and liquidity to volatile markets.

The current heightened volatility in global markets underscores the value of our thoughtful strategic investing approach. Given the uncertain impact of positive and negative forces on the horizon that can drive global financial markets, we believe that broad diversification across asset classes, regions, and sectors—as well as our ability to actively adjust allocations to enhance the Retirement I Funds’ risk/reward profiles—should benefit our investors over time across a range of market and economic environments.

PERFORMANCE COMPARISON

The Performance Comparison tables show the returns for each fund versus its combined index portfolio, which is composed of several indexes representing the underlying asset classes in which the funds invest. The tables also show the average returns for each fund’s respective Lipper target date category, providing a tool to measure the performance of our funds against those with similar objectives. In addition, we compare the funds’ performance against the S&P Target Date Indexes in the Growth of $10,000 graphs following this letter.

IMPORTANT INFORMATION

The principal value of the Retirement I Funds is not guaranteed at any time, including at or after the target date, which is the approximate year an investor plans to retire (assumed to be age 65) and likely stop making new investments in the fund. If an investor plans to retire significantly earlier or later than age 65, the funds may not be an appropriate investment even if the investor is retiring on or near the target date. The funds’ allocations among a broad range of underlying T. Rowe Price stock and bond funds will (with the exception of the Retirement Balanced I Fund) change over time. The funds (other than the Retirement Balanced I Fund) emphasize potential capital appreciation during the early phases of retirement asset accumulation, balance the need for appreciation with the need for income as retirement approaches, and focus on supporting an income stream over a long-term postretirement withdrawal horizon. The funds are not designed for a lump-sum redemption at the target date and do not guarantee a particular level of income. The funds maintain a substantial allocation to equities both prior to and after the target date, which can result in greater volatility over shorter time horizons.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

The Retirement I Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Lipper Averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Combined Index Portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Retirement I Funds. As of May 31, 2020, the combined index portfolios were composed of the following indexes:

■	Retirement Balanced I Fund: 28.00% Russell 3000 Index, 12.00% MSCI All Country World Index ex USA, 30.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 29.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2005 Fund: 25.20% Russell 3000 Index, 10.80% MSCI All Country World Index ex USA, 45.25% Bloomberg Barclays U.S. Aggregate Bond Index, and 18.75% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2010 Fund: 29.05% Russell 3000 Index, 12.45% MSCI All Country World Index ex USA, 41.75% Bloomberg Barclays U.S. Aggregate Bond Index, and 16.75% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2015 Fund: 33.10% Russell 3000 Index, 14.15% MSCI All Country World Index ex USA, 39.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 13.75% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2020 Fund: 38.85% Russell 3000 Index, 16.65% MSCI All Country World Index ex USA, 35.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 9.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2025 Fund: 45.85% Russell 3000 Index, 19.65% MSCI All Country World Index ex USA, 29.50% Bloomberg Barclays U.S. Aggregate Bond Index, and 5.00% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2030 Fund: 51.45% Russell 3000 Index, 22.05% MSCI All Country World Index ex USA, 24.00% Bloomberg Barclays U.S. Aggregate Bond Index, and 2.50% Bloomberg Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index.

■	Retirement I 2035 Fund: 56.15% Russell 3000 Index, 24.10% MSCI All Country World Index ex USA, and 19.75% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement I 2040 Fund: 60.20% Russell 3000 Index, 25.80% MSCI All Country World Index ex USA, and 14.00% Bloomberg Barclays U.S. Aggregate Bond Index.

■	Retirement I 2045, I 2050, I 2055, and I 2060 Funds: 63.35% Russell 3000 Index, 27.15% MSCI All Country World Index ex USA, and 9.50% Bloomberg Barclays U.S. Aggregate Bond Index.

Neutral Allocations: The asset allocations reflected in the Retirement I Funds’ glide path are referred to as “neutral” allocations. As of May 31, 2020, the funds’ neutral allocations were as follows:

■	Retirement Balanced I Fund: 40.00% stocks and 60.00% bonds and cash.

■	Retirement I 2005 Fund: 36.00% stocks and 64.00% bonds and cash.

■	Retirement I 2010 Fund: 41.50% stocks and 58.50% bonds and cash.

■	Retirement I 2015 Fund: 47.25% stocks and 52.75% bonds and cash.

■	Retirement I 2020 Fund: 55.50% stocks and 44.50% bonds and cash.

■	Retirement I 2025 Fund: 65.50% stocks and 34.50% bonds and cash.

■	Retirement I 2030 Fund: 73.50% stocks and 26.50% bonds and cash.

■	Retirement I 2035 Fund: 80.25% stocks and 19.75% bonds and cash.

■	Retirement I 2040 Fund: 86.00% stocks and 14.00% bonds and cash.

■	Retirement I 2045, I 2050, I 2055, and I 2060 Funds: 90.50% stocks and 9.50% bonds and cash. These funds follow similar investment paths for several years before their asset allocations begin to diverge.

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto.Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: ©2020, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement Balanced I Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	19.84%	21.33%	Equity Index 500–I Class
	0.41	0.50	Growth Stock–I Class
	0.01	0.01	U.S. Large-Cap Core–Z Class
	0.41	0.40	Value–I Class
U.S. Mid-Cap Stocks	1.53	1.83	Mid-Cap Growth–I Class
	1.53	1.59	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.95	1.46	New Horizons–I Class
	0.95	1.11	Small-Cap Stock–I Class
	0.95	0.90	Small-Cap Value–I Class
International Developed Market Stocks	3.23	3.18	International Stock–I Class
	3.23	3.64	International Value Equity–I Class
	3.23	3.34	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.02	Emerging Markets Discovery Stock–Z Class
	1.71	1.96	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.00	0.97	Real Assets–I Class
Total Stocks	40.00	42.23	
Core Fixed Income	3.05	2.85	Dynamic Global Bond–I Class
	4.58	4.32	International Bond (USD Hedged)–I Class
	13.73	13.17	New Income–I Class
Diversifying Fixed Income	3.29	3.16	Emerging Markets Bond–I Class
	0.66	1.07	Floating Rate–I Class
	2.64	2.71	High Yield–I Class
	29.50	26.96	Limited Duration Inflation Focused Bond–I Class
	2.56	0.74	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	2.79	U.S. Treasury Money–I Class
Total Bonds	60.00	57.77	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2005 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	17.86%	19.50%	Equity Index 500–I Class
	0.37	0.45	Growth Stock–I Class
	0.01	0.01	U.S. Large-Cap Core–Z Class
	0.37	0.37	Value–I Class
U.S. Mid-Cap Stocks	1.38	1.68	Mid-Cap Growth–I Class
	1.38	1.44	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.86	1.25	New Horizons–I Class
	0.86	0.93	Small-Cap Stock–I Class
	0.86	0.87	Small-Cap Value–I Class
International Developed Market Stocks	2.91	2.92	International Stock–I Class
	2.91	3.27	International Value Equity–I Class
	2.91	3.00	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.02	Emerging Markets Discovery Stock–Z Class
	1.54	1.78	Emerging Markets Stock–I Class
Inflation Focused Stocks	1.80	0.90	Real Assets–I Class
Total Stocks	36.00	38.40	
Core Fixed Income	4.53	4.23	Dynamic Global Bond–I Class
	6.79	6.37	International Bond (USD Hedged)–I Class
	20.36	19.27	New Income–I Class
Diversifying Fixed Income	4.92	4.91	Emerging Markets Bond–I Class
	0.98	1.61	Floating Rate–I Class
	3.94	4.27	High Yield–I Class
	18.75	16.78	Limited Duration Inflation Focused Bond–I Class
	3.73	1.06	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	3.10	U.S. Treasury Money–I Class
Total Bonds	64.00	61.60	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2010 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	20.59%	22.28%	Equity Index 500–I Class
	0.43	0.52	Growth Stock–I Class
	0.01	0.01	U.S. Large-Cap Core–Z Class
	0.43	0.42	Value–I Class
U.S. Mid-Cap Stocks	1.59	1.90	Mid-Cap Growth–I Class
	1.59	1.64	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	0.99	1.41	New Horizons–I Class
	0.99	1.11	Small-Cap Stock–I Class
	0.99	0.98	Small-Cap Value–I Class
International Developed Market Stocks	3.35	3.34	International Stock–I Class
	3.35	3.72	International Value Equity–I Class
	3.35	3.50	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.02	Emerging Markets Discovery Stock–Z Class
	1.77	2.08	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.08	1.03	Real Assets–I Class
Total Stocks	41.50	43.96	
Core Fixed Income	4.18	3.85	Dynamic Global Bond–I Class
	6.26	5.85	International Bond (USD Hedged)–I Class
	18.79	17.52	New Income–I Class
Diversifying Fixed Income	4.42	4.36	Emerging Markets Bond–I Class
	0.88	1.45	Floating Rate–I Class
	3.53	3.78	High Yield–I Class
	16.75	14.87	Limited Duration Inflation Focused Bond–I Class
	3.70	1.20	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	3.17	U.S. Treasury Money–I Class
Total Bonds	58.50	56.04	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2015 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	17.75%	19.25%	Equity Index 500–I Class
	3.30	3.63	Growth Stock–I Class
	0.09	0.09	U.S. Large-Cap Core–Z Class
	3.30	2.97	Value–I Class
U.S. Mid-Cap Stocks	1.81	2.14	Mid-Cap Growth–I Class
	1.81	1.88	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.13	1.58	New Horizons–I Class
	1.13	1.26	Small-Cap Stock–I Class
	1.13	1.14	Small-Cap Value–I Class
International Developed Market Stocks	3.82	3.78	International Stock–I Class
	3.82	4.15	International Value Equity–I Class
	3.82	4.01	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.02	Emerging Markets Discovery Stock–Z Class
	2.02	2.38	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.36	1.15	Real Assets–I Class
Total Stocks	47.25	49.45	
Core Fixed Income	3.90	3.65	Dynamic Global Bond–I Class
	5.85	5.42	International Bond (USD Hedged)–I Class
	17.55	16.42	New Income–I Class
Diversifying Fixed Income	4.04	3.90	Emerging Markets Bond–I Class
	0.81	1.31	Floating Rate–I Class
	3.23	3.42	High Yield–I Class
	13.75	12.05	Limited Duration Inflation Focused Bond–I Class
	3.63	1.28	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	3.11	U.S. Treasury Money–I Class
Total Bonds	52.75	50.55	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2020 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	17.44%	18.09%	Equity Index 500–I Class
	5.56	5.91	Growth Stock–I Class
	0.14	0.15	U.S. Large-Cap Core–Z Class
	5.56	5.01	Value–I Class
U.S. Mid-Cap Stocks	2.12	2.63	Mid-Cap Growth–I Class
	2.12	2.23	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.32	1.97	New Horizons–I Class
	1.32	1.57	Small-Cap Stock–I Class
	1.32	1.35	Small-Cap Value–I Class
International Developed Market Stocks	4.48	4.47	International Stock–I Class
	4.48	4.81	International Value Equity–I Class
	4.48	4.74	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.03	Emerging Markets Discovery Stock–Z Class
	2.37	2.86	Emerging Markets Stock–I Class
Inflation Focused Stocks	2.78	1.35	Real Assets–I Class
Total Stocks	55.50	57.17	
Core Fixed Income	3.50	3.22	Dynamic Global Bond–I Class
	5.25	4.82	International Bond (USD Hedged)–I Class
	15.75	14.56	New Income–I Class
Diversifying Fixed Income	3.50	3.34	Emerging Markets Bond–I Class
	0.70	1.13	Floating Rate–I Class
	2.80	2.93	High Yield–I Class
	9.50	8.25	Limited Duration Inflation Focused Bond–I Class
	3.50	1.35	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	3.24	U.S. Treasury Money–I Class
Total Bonds	44.50	42.83	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2025 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	15.25%	16.01%	Equity Index 500–I Class
	9.19	9.95	Growth Stock–I Class
	0.24	0.25	U.S. Large-Cap Core–Z Class
	9.19	8.70	Value–I Class
U.S. Mid-Cap Stocks	2.51	2.98	Mid-Cap Growth–I Class
	2.51	2.63	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.56	2.21	New Horizons–I Class
	1.56	1.76	Small-Cap Stock–I Class
	1.56	1.56	Small-Cap Value–I Class
International Developed Market Stocks	5.29	5.19	International Stock–I Class
	5.29	5.52	International Value Equity–I Class
	5.29	5.54	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.03	Emerging Markets Discovery Stock–Z Class
	2.80	3.35	Emerging Markets Stock–I Class
Inflation Focused Stocks	3.28	1.54	Real Assets–I Class
Total Stocks	65.50	67.21	
Core Fixed Income	2.95	2.72	Dynamic Global Bond–I Class
	4.43	4.02	International Bond (USD Hedged)–I Class
	13.28	12.30	New Income–I Class
Diversifying Fixed Income	2.71	2.59	Emerging Markets Bond–I Class
	0.54	0.88	Floating Rate–I Class
	2.17	2.24	High Yield–I Class
	5.00	3.54	Limited Duration Inflation Focused Bond–I Class
	3.42	1.57	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	2.95	U.S. Treasury Money–I Class
Total Bonds	34.50	32.79	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2030 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	12.64%	13.42%	Equity Index 500–I Class
	12.53	13.81	Growth Stock–I Class
	0.30	0.31	U.S. Large-Cap Core–Z Class
	12.53	11.91	Value–I Class
U.S. Mid-Cap Stocks	2.81	3.43	Mid-Cap Growth–I Class
	2.81	2.95	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.75	2.58	New Horizons–I Class
	1.75	2.04	Small-Cap Stock–I Class
	1.75	1.75	Small-Cap Value–I Class
International Developed Market Stocks	5.94	5.82	International Stock–I Class
	5.94	6.01	International Value Equity–I Class
	5.94	6.21	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.14	3.77	Emerging Markets Stock–I Class
Inflation Focused Stocks	3.68	1.68	Real Assets–I Class
Total Stocks	73.50	75.71	
Core Fixed Income	2.40	2.12	Dynamic Global Bond–I Class
	3.60	3.11	International Bond (USD Hedged)–I Class
	10.80	9.62	New Income–I Class
Diversifying Fixed Income	2.02	1.90	Emerging Markets Bond–I Class
	0.40	0.69	Floating Rate–I Class
	1.62	1.70	High Yield–I Class
	2.50	1.27	Limited Duration Inflation Focused Bond–I Class
	3.16	1.54	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	2.34	U.S. Treasury Money–I Class
Total Bonds	26.50	24.29	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2035 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	10.46%	11.35%	Equity Index 500–I Class
	15.33	16.97	Growth Stock–I Class
	0.37	0.38	U.S. Large-Cap Core–Z Class
	15.33	14.52	Value–I Class
U.S. Mid-Cap Stocks	3.07	3.72	Mid-Cap Growth–I Class
	3.07	3.22	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	1.91	2.79	New Horizons–I Class
	1.91	2.20	Small-Cap Stock–I Class
	1.91	1.90	Small-Cap Value–I Class
International Developed Market Stocks	6.48	6.28	International Stock–I Class
	6.48	6.48	International Value Equity–I Class
	6.48	6.76	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.43	4.11	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.01	1.80	Real Assets–I Class
Total Stocks	80.25	82.53	
Core Fixed Income	1.98	1.62	Dynamic Global Bond–I Class
	2.96	2.37	International Bond (USD Hedged)–I Class
	8.89	7.32	New Income–I Class
Diversifying Fixed Income	1.53	1.37	Emerging Markets Bond–I Class
	0.31	0.56	Floating Rate–I Class
	1.22	1.27	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.87	1.42	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.54	U.S. Treasury Money–I Class
Total Bonds	19.75	17.47	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2040 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	8.28%	9.46%	Equity Index 500–I Class
	17.87	19.72	Growth Stock–I Class
	0.45	0.46	U.S. Large-Cap Core–Z Class
	17.87	16.79	Value–I Class
U.S. Mid-Cap Stocks	3.29	4.03	Mid-Cap Growth–I Class
	3.29	3.44	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.05	2.99	New Horizons–I Class
	2.05	2.37	Small-Cap Stock–I Class
	2.05	2.03	Small-Cap Value–I Class
International Developed Market Stocks	6.95	6.73	International Stock–I Class
	6.95	6.90	International Value Equity–I Class
	6.95	7.23	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.05	Emerging Markets Discovery Stock–Z Class
	3.68	4.42	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.30	1.89	Real Assets–I Class
Total Stocks	86.00	88.51	
Core Fixed Income	1.40	1.08	Dynamic Global Bond–I Class
	2.10	1.61	International Bond (USD Hedged)–I Class
	6.30	4.69	New Income–I Class
Diversifying Fixed Income	0.87	0.72	Emerging Markets Bond–I Class
	0.17	0.35	Floating Rate–I Class
	0.70	0.74	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	2.46	1.19	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.12	U.S. Treasury Money–I Class
Total Bonds	14.00	11.49	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2045 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	7.91%	8.64%	Equity Index 500–I Class
	19.21	21.54	Growth Stock–I Class
	0.47	0.48	U.S. Large-Cap Core–Z Class
	19.21	18.29	Value–I Class
U.S. Mid-Cap Stocks	3.46	4.17	Mid-Cap Growth–I Class
	3.46	3.63	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.16	3.08	New Horizons–I Class
	2.16	2.43	Small-Cap Stock–I Class
	2.16	2.13	Small-Cap Value–I Class
International Developed Market Stocks	7.31	7.07	International Stock–I Class
	7.31	7.22	International Value Equity–I Class
	7.31	7.60	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.87	4.67	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.53	1.96	Real Assets–I Class
Total Stocks	90.50	92.95	
Core Fixed Income	0.95	0.63	Dynamic Global Bond–I Class
	1.43	0.93	International Bond (USD Hedged)–I Class
	4.28	2.72	New Income–I Class
Diversifying Fixed Income	0.45	0.33	Emerging Markets Bond–I Class
	0.09	0.19	Floating Rate–I Class
	0.36	0.36	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	1.95	0.84	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.05	U.S. Treasury Money–I Class
Total Bonds	9.50	7.05	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2050 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	7.91%	8.46%	Equity Index 500–I Class
	19.21	21.65	Growth Stock–I Class
	0.47	0.48	U.S. Large-Cap Core–Z Class
	19.21	18.29	Value–I Class
U.S. Mid-Cap Stocks	3.46	4.18	Mid-Cap Growth–I Class
	3.46	3.61	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.16	3.09	New Horizons–I Class
	2.16	2.45	Small-Cap Stock–I Class
	2.16	2.14	Small-Cap Value–I Class
International Developed Market Stocks	7.31	7.09	International Stock–I Class
	7.31	7.24	International Value Equity–I Class
	7.31	7.60	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.87	4.67	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.53	1.96	Real Assets–I Class
Total Stocks	90.50	92.94	
Core Fixed Income	0.95	0.64	Dynamic Global Bond–I Class
	1.43	0.94	International Bond (USD Hedged)–I Class
	4.28	2.72	New Income–I Class
Diversifying Fixed Income	0.45	0.33	Emerging Markets Bond–I Class
	0.09	0.19	Floating Rate–I Class
	0.36	0.36	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	1.95	0.84	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.05	U.S. Treasury Money–I Class
Total Bonds	9.50	7.06	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2055 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	7.91%	8.15%	Equity Index 500–I Class
	19.21	21.65	Growth Stock–I Class
	0.47	0.48	U.S. Large-Cap Core–Z Class
	19.21	18.44	Value–I Class
U.S. Mid-Cap Stocks	3.46	4.21	Mid-Cap Growth–I Class
	3.46	3.63	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.16	3.01	New Horizons–I Class
	2.16	2.44	Small-Cap Stock–I Class
	2.16	2.15	Small-Cap Value–I Class
International Developed Market Stocks	7.31	7.19	International Stock–I Class
	7.31	7.29	International Value Equity–I Class
	7.31	7.62	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.87	4.65	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.53	1.96	Real Assets–I Class
Total Stocks	90.50	92.90	
Core Fixed Income	0.95	0.62	Dynamic Global Bond–I Class
	1.43	0.94	International Bond (USD Hedged)–I Class
	4.28	2.72	New Income–I Class
Diversifying Fixed Income	0.45	0.33	Emerging Markets Bond–I Class
	0.09	0.18	Floating Rate–I Class
	0.36	0.35	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	1.95	0.84	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.11	U.S. Treasury Money–I Class
Total Bonds	9.50	7.10	

Totals under the neutral and actual allocations may not foot due to rounding.

PORTFOLIO HIGHLIGHTS

NEUTRAL AND ACTUAL ALLOCATIONS

As of 5/31/20

Retirement I 2060 Fund–I Class

Sector(s)	Neutral Allocation	Actual Allocation	Position
U.S. Large-Cap Stocks	7.91%	7.96%	Equity Index 500–I Class
	19.21	21.51	Growth Stock–I Class
	0.47	0.47	U.S. Large-Cap Core–Z Class
	19.21	18.61	Value–I Class
U.S. Mid-Cap Stocks	3.46	4.22	Mid-Cap Growth–I Class
	3.46	3.61	Mid-Cap Value–I Class
U.S. Small-Cap Stocks	2.16	3.10	New Horizons–I Class
	2.16	2.46	Small-Cap Stock–I Class
	2.16	2.18	Small-Cap Value–I Class
International Developed Market Stocks	7.31	7.25	International Stock–I Class
	7.31	7.30	International Value Equity–I Class
	7.31	7.58	Overseas Stock–I Class
International Emerging Market Stocks	0.00	0.04	Emerging Markets Discovery Stock–Z Class
	3.87	4.63	Emerging Markets Stock–I Class
Inflation Focused Stocks	4.53	1.97	Real Assets–I Class
Total Stocks	90.50	92.88	
Core Fixed Income	0.95	0.62	Dynamic Global Bond–I Class
	1.43	0.95	International Bond (USD Hedged)–I Class
	4.28	2.71	New Income–I Class
Diversifying Fixed Income	0.45	0.33	Emerging Markets Bond–I Class
	0.09	0.18	Floating Rate–I Class
	0.36	0.35	High Yield–I Class
	0.00	0.00	Limited Duration Inflation Focused Bond–I Class
	1.95	0.84	U.S. Treasury Long-Term–I Class
Short-Term Income	0.00	1.14	U.S. Treasury Money–I Class
Total Bonds	9.50	7.12	

Totals under the neutral and actual allocations may not foot due to rounding.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

The accompanying notes are an integral part of these financial statements.

May 31, 2020

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2020. Net realized gain (loss), investment income, and change in net unrealized gain/loss reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Funds:			
Dynamic Global Bond Fund	$ (1,304)	$ 1,923	$ 207
Emerging Markets Bond Fund	(1,255)	(818)	983
Emerging Markets Discovery Stock Fund	–	13	–
Emerging Markets Stock Fund	(78)	(7,532)	2,289
Equity Index 500 Fund	1,406	38,320	4,870
Floating Rate Fund	(111)	(381)	254
Growth Stock Fund	14,673	117,221	2,345
High Yield Fund	(250)	(575)	803
International Bond Fund (USD Hedged)	124	854	870
International Stock Fund	342	4,236	6,532
International Value Equity Fund	(725)	(29,173)	7,558
Mid-Cap Growth Fund	7,360	6,176	474
Mid-Cap Value Fund	3,348	(9,041)	2,099
New Horizons Fund	10,336	15,185	–
New Income Fund	(226)	1,692	4,044
Overseas Stock Fund	(391)	(7,492)	6,264
Real Assets Fund	19	(4,964)	1,989
Small-Cap Stock Fund	4,849	(1,346)	–
Small-Cap Value Fund	2,728	(10,025)	593
U.S. Large-Cap Core Fund	–	778	–
U.S. Treasury Long-Term Fund	13,227	(1,767)	1,286
Value Fund	(1,169)	(29,699)	12,417
U.S. Treasury Money Fund	–	–	150
Totals	$ 52,903#	$ 83,585	$ 56,027+

Capital gain distributions from mutual funds represented $47,110 of the net realized gain (loss).

+ Investment income comprised $56,027 of income distributions from underlying Price Funds.

The accompanying notes are an integral part of these financial statements.

May 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Retirement Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). T. Rowe Price Retirement I 2045 Fund - I Class (the fund) is a diversified, open-end management investment company and is one of the portfolios established by the corporation. The fund invests in a portfolio of other T. Rowe Price stock and bond funds (underlying Price Funds) that represent various asset classes and sectors. The fund’s allocation among underlying Price Funds will change, and its asset mix will become more conservative over time. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund’s shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price Funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price Funds.

Investment Transactions, Investment Income, and Distributions Purchases and sales of the underlying Price Funds are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Gains and losses realized on sales of the underlying Price Funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from underlying Price Fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Income and capital gain distributions from the underlying Price Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute shares of the underlying Price Funds rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed shares of the underlying Price Funds on the date of redemption exceeds the cost of those shares. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended May 31, 2020, the fund realized $11,058,000 of net gain on $66,797,000 of in-kind redemptions.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price Funds are valued at their closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On May 31, 2020, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price Funds during the year ended May 31, 2020, aggregated $1,370,694,000 and $647,771,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/ tax adjustments have no impact on results of operations or net assets. For the year ended May 31, 2020, the following reclassification was recorded and relates primarily to redemptions in kind.

Distributions during the years ended May 31, 2020 and May 31, 2019, were characterized for tax purposes as follows:

At May 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price Funds. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price Funds.

The fund operates in accordance with an amended investment management agreement (amended management agreement), between the corporation, on behalf of the fund, and Price Associates. Under the amended agreement, the fund pays a fee rate that is based on a predetermined fee schedule that will range from 0.520% to 0.371%, generally declining as the fund reduces its overall stock exposure along its investment glide path. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest expense; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. At May 31, 2020, the effective all-inclusive management fee rate was 0.52%.

Effective April 22, 2020, the date that the fund began charging an all-inclusive management fee, the fund also converted from each underlying Price Fund’s I Class to its Z Class. Price Associates is contractually obligated to waive and/or bear all of the Z class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses. Prior to April 22, 2020, the fund paid no management fees; however, Price Associates received management fees from the underlying Price Funds. The fund paid its own operating expenses and, in addition, indirectly bore its proportionate share of the management fees received by Price Associates and operating costs of the underlying Price Funds in which it invested.

Prior to April 22, 2020, the fund was subject to an operating expense limitation (Operating Expense Limit) pursuant to which Price Associates was contractually required to pay all direct operating expenses of the fund (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the management agreement) to the extent such operating expenses, on an annualized basis, exceeded the Operating Expense Limit indicated in the table below. This fund was required to repay Price Associates for expenses previously paid to the extent the fund’s net assets grew or expenses declined sufficiently to allow repayment without causing the fund’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the operating expense limitation in place at the time such amounts were paid; or (2) the class’s current expense limitation. This Operating Expense Limitation is no longer applicable under the new expense arrangement described above and any expenses waived are no longer available for repayment and have been written-off.

Pursuant to this agreement, expenses were waived/paid by Price Associates during the year ended May 31, 2020 as indicated in the table below. Any repayment of expenses previously paid by Price Associates during the period, if any, would be included in the net investment income and expense ratios relating to the activity of the fund presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended May 31, 2020, expenses incurred pursuant to these service agreements were $30,000 for Price Associates and $144,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price are presented net on the accompanying Statement of Assets and Liabilities.

The fund does not invest in the underlying Price Funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. At May 31, 2020, the fund held less than 25% of the outstanding shares of any underlying Price Fund.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Retirement Funds, Inc. and
Shareholders of T. Rowe Price Retirement I 2045 Fund - I Class

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Retirement I 2045 Fund - I Class (one of the funds constituting T. Rowe Price Retirement Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the years ended May 31, 2020, 2019, 2018, and 2017, and the period from September 29, 2015 (Inception) through May 31, 2016 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the years ended May 31, 2020, 2019, 2018, and 2017, and the period from September 29, 2015 (Inception) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 17, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$2,547,000 from short-term capital gains.

■	$99,346,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $44,593,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $22,458,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $27,535,000 and foreign taxes paid of $2,257,000.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $649,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 9–10, 2020 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract, including the amendment to the Advisory Contract that went into effect in April 2020. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total return for the one-, two-, three-, and four-year periods as of September 30, 2019, and compared this return with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in relative market conditions, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
At the time of the Meeting, the Advisor did not receive management fees directly from the fund. The fund bore its proportionate share of the fees and expenses of the underlying T. Rowe Price funds in which it invests and pays its own expenses of operations (subject to a contractual expense limitation on I Class operating expenses).

The Advisor indirectly received management fees from other T. Rowe Price funds in which the fund invests. However, since the Advisor did not receive any management fees directly from the fund, the Board did not review information relating to revenues received by the Advisor under the Advisory Contract. The Board did review information regarding benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund or other T. Rowe Price funds in which the fund invests, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may have received some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. However, the Board also considered that, effective January 2020, the Advisor began bearing the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price funds and concluded that the Advisor’s profits were reasonable. Although the Advisor did not receive management fees directly from the fund under the Advisory Contract, the fund’s shareholders benefited from potential economies of scale through the contractual expense limitation.

At a meeting held on February 5, 2020, the Board approved a change to the fund’s expense structure to become effective in April 2020. The change will result in an amendment to the Advisory Contract, which will become effective in April 2020 at the same time the fund begins investing in the Z Class of its underlying T. Rowe Price funds. The Board noted that the amendment to the Advisory Contract will result in the fund paying the Advisor a single fee, or all-inclusive management fee, based on the fund’s average daily net assets. The all-inclusive management fee will cover investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and any acquired fund fees and expenses. The Board also noted that the following information provided by Broadridge is not reflective of the fund’s expense structure that will go into effect in April 2020.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) total expenses, actual management fees, and nonmanagement expenses of the fund’s I Class with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the fund’s I Class with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate (which reflects that the Advisor does not receive any management fees directly from the fund), operating expenses, and total expenses (which reflect the net total expense ratio of the fund, including acquired fund fees and expenses associated with the underlying funds, after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the second and third quintiles (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract, including the amendment to the Advisory Contract that will become effective in April 2020. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on May 4, 2020, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of June 1, 2019, through March 31, 2020. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

Certain provisions of the Liquidity Program initially became effective on December 1, 2018, and the full Liquidity Program was formally approved by the Board in April 2019. During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program since its implementation has operated adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [185]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to February 2019)

Ronald J. Daniels (1959) 2018 [185]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [185]	Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to December 2019); Member, Independent Directors Council Governing Board (2017 to December 2019); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [185]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [185]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [185]	Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2002 [185]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INSIDE DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [185]	Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [185]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Retirement Funds

(a)All information about the inside directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With Retirement I Funds	Principal Occupation(s)

Christopher D. Alderson (1962) Vice President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Francisco M. Alonso (1978) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Jerome A. Clark, CFA (1961) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Kimberly E. DeDominicis (1976) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Assistant Chief Accountant, Division of Investment Management, U.S. Securities and Exchange Commission (to 2015)

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Arif Husain, CFA (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Andrew G. Jacobs van Merlen (1978) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Wyatt A. Lee, CFA (1971) Co-president	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sébastien Page (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Robert A. Panariello (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Charles M. Shriver, CFA (1967) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Guido F. Stubenrauch, CFA (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

James A. Tzitzouris, Jr., Ph.D. (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J. Vaselkiv (1958) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,671,000 and $2,684,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 17, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 17, 2020